UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

MidSouth Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MidSouth Bancorp, Inc.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Wednesday, May 23, 2012

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

MIDSOUTH BANCORP, INC.
If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May11, 2012, to facilitate timely delivery.

Dear MidSouth Bancorp, Inc. Stockholder:

The 2012 Annual Meeting of Stockholders of MidSouth Bancorp, Inc. (the "Company") will be held at our Corporate office, 102 Versailles Blvd., Lafayette, Louisiana, 70501, on Wednesday, May 23,2012, at 1:00 p.m. (local time).

Proposals to be considered at the Annual Meeting:

(1)	to elect four Class I Directors to serve until the 2015 annual meeting of stockholders of the Company;
(2)	Approval of a non-binding advisory resolution on the compensation of our Named Executive Officers;
(3)	to vote on a proposal to approve a non-binding advisory resolution on the frequency of future advisory votes on the compensation of our Named Executive Officers;
(4)	to consider and act upon any other business that may properly come before the meeting or any adjournment(s) thereof.

The Board of Directors recommends a vote "FOR" Items 1 and 2 and for every "1 year" for Item 3.

The Board of Directors has fixed the close of business on March 15, 2012 as the record date (the "Record Date") for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the annual meeting where you may vote in person can be found on our website, www.midsouthbank.com.

Meeting Location:

  MidSouth Bancorp, Inc. Corporate Office
  102 Versailles Blvd.
  Lafayette, LA 70501

The following Proxy Materials are available for you to review online:

●	the Company's 2012 Proxy Statement (including all attachments thereto);
●	the Company's Annual Report for the year ended December 31, 2011 (which is not deemed to be part of the official proxy soliciting materials); and
●	any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper copy of the Proxy Materials:

(you must reference your 11-digit control number located on the reverse side of this form)
Telephone:	1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688)
Email:	shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
Internet:	http://www.proxyvoting.com/msl

The Proxy Materials for MidSouth Bancorp, Inc. are available to review at:

http://www.proxyvoting.com/msl

Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.